SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2004

                        AirNet Communications Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


          000-28217                                     59-3218138
   (Commission File Number)                   (IRS Employer Identification No.)


                     3950 Dow Road, Melbourne, Florida 32934
               (Address of Principal Executive Offices) (Zip Code)

                                 (321) 953-6600
              (Registrant's Telephone Number, Including Area Code)



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                              ITEM 5. OTHER EVENTS

On July 14, 2004, the Registrant announced that Ronald W. White had been appointed Chairman of the Board of Directors and that Hans Morris had resigned from the Board of Directors.

A press release dated July 14, 2004 announcing these events is attached hereto as Exhibit 99.1.








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                    ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c)              Exhibits:

Exhibit Number   Exhibit Title
--------------   -------------


     99.1        Press Release dated July 14, 2004.





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                                   SIGNATURES


Pursuant to the requirement of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          AirNet Communications Corporation


                                          By: /s/ Stuart P. Dawley
                                              ----------------------------------
                                              Stuart P. Dawley
                                              Vice President & General Counsel
Date:  July 14, 2004




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                                  EXHIBIT INDEX



Exhibit Number   Exhibit Title
--------------   -------------

     99.1        Press Release dated July 14, 2004.